AMENDMENT NO. 5 TO SCHEDULE A

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first-above written.

CUSTOMER
Trust                                    Series

Liberty Funds Trust I              Colonial High Yield Securities Fund
                                   Colonial Income Fund
                                   Colonial Strategic Income Fund
                                   Stein Roe Advisor Tax-Managed Growth Fund
                                   Stein Roe Advisor Tax-Managed Value Fund

Liberty Funds Trust II             Colonial Money Market Fund
                                   Colonial Intermediate U.S. Government Fund
                                   Colonial Short Duration U.S. Government Fund
                                   Newport Tiger Cub Fund
                                   Newport Japan Opportunities Fund
                                   Newport Greater China Fund

Liberty Funds Trust III            Colonial Select Value Fund
                                   The Colonial Fund
                                   Colonial Federal Securities Fund
                                   Colonial Global Equity Fund
                                   Colonial International Horizons Fund
                                   Colonial Global Utilities Fund
                                   Colonial Strategic Balanced Fund

Liberty Funds Trust IV             Colonial Tax-Exempt Fund
                                   Colonial Tax-Exempt Insured Fund
                                   Colonial Municipal Money Market Fund
                                   Colonial High Yield Municipal Fund
                                   Colonial Utilities Fund
                                   Colonial Intermediate Tax-Exempt Fund
                                   Colonial Counselor Select Income Portfolio
                                   Colonial Counselor Select Balanced Portfolio
                                   Colonial Counselor Select Growth Portfolio

Liberty Funds Trust V              Colonial Massachusetts Tax-Exempt Fund
                                   Colonial Minnesota Tax-Exempt Fund
                                   Colonial Michigan Tax-Exempt Fund
                                   Colonial New York Tax-Exempt Fund
                                   Colonial Ohio Tax-Exempt Fund
                                   Colonial California Tax-Exempt Fund
                                   Colonial Connecticut Tax-Exempt Fund
                                   Colonial Florida Tax-Exempt Fund
                                   Colonial North Carolina Tax-Exempt Fund

Liberty Funds Trust VI             Colonial U.S. Growth & Income Fund
                                   Colonial Small Cap Value Fund
                                   Colonial Value Fund
                                   Newport Asia Pacific Fund

Liberty Funds Trust VII            Colonial Newport Tiger Fund

Colonial Intermediate High Income Fund
Colonial InterMarket Income Trust I
Colonial Municipal Income Trust
Colonial High Income Municipal Trust
Colonial Investment Grade Municipal Trust

Liberty All-Star Growth Fund, Inc.
Liberty All-Star Equity Fund

Liberty Variable Investment
Trust                    Colonial Growth and Income Fund, Variable Series
                         Stein Roe Global Utilities Fund, Variable Series Colonial International Fund for Growth, Variable Series Colonial U.S. Stock Fund, Variable Series
                         Colonial Strategic Income Fund, Variable Series
                         Newport Tiger Fund, Variable Series
                         Liberty All-Star Equity Fund, Variable Series
                         Colonial High Yield Securities Fund, Variable Series Colonial Small Cap Value Fund, Variable Series
                         Colonial International Horizons Fund, Variable Series Colonial Global Equity Fund, Variable Series



By:
           Nancy L. Conlin
           June 1, 1999


THE CHASE MANHATTAN BANK


By:
           Rosemary M. Stidmon
           June 1, 1999
                                           S:\FUNDS\GENERAL\CONTRACT\CHASE2.DOC


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